EXHIBIT 99.1
                                ------------

              Computational Materials filed on October 12, 2005.

Goldman Sachs                 INDX 05AR27 COLL           5 YEAR ARM CONFORMING
===============================================================================


             -----------------------------------------------
             Stats
             -----------------------------------------------
             Stats
             Count: 1069
             Schedule Balance:
             $235,164,377.00
             AverageSched Bal:
             $219,985.39
             GrossWAC: 6.061
             NetWAC: 5.686
             OTERM: 360
             RTERM: 359
             ATERM: 358
             AGE: 1
             First CAP: 4.97
             Periodic CAP: 1.64
             MAXRATE: 11.70
             MINRATE: 2.56
             MTR: 58.80
             MARGIN: 2.56
             OLTV: 73.67
             COLTV: 82.57
             FICO: 718.423
             ---------------------------------------------


             ---------------------------------------------
             Current Rate                          Percent
             ---------------------------------------------
             4.001 - 4.500                            0.26
             4.501 - 5.000                            1.37
             5.001 - 5.500                           11.53
             5.501 - 6.000                           41.28
             6.001 - 6.500                           30.74
             6.501 - 7.000                           13.02
             7.001 - 7.500                            1.53
             7.501 - 8.000                            0.21
             8.001 - 8.500                            0.05
             ---------------------------------------------
             Total:                                 100.00
             ---------------------------------------------


             ---------------------------------------------
             Scheduled Balance                     Percent
             ---------------------------------------------
             0.01 - 50,000.00                         0.06
             50,000.01 - 100,000.00                   2.17
             100,000.01 - 150,000.00                 10.58
             150,000.01 - 200,000.00                 17.31
             200,000.01 - 250,000.00                 17.93
             250,000.01 - 275,000.00                  9.06
             275,000.01 - 350,000.00                 33.72
             350,000.01 - 400,000.00                  6.14
             400,000.01 - 450,000.00                  0.91
             450,000.01 - 500,000.00                  1.43
             500,000.01 - 550,000.00                  0.67
             ---------------------------------------------
             Total:                                 100.00
             ---------------------------------------------


             ---------------------------------------------
             Original Term                         Percent
             ---------------------------------------------
             360                                    100.00
             ---------------------------------------------
             Total:                                 100.00
             ---------------------------------------------


             ---------------------------------------------
             RemTerm                               Percent
             ---------------------------------------------
             350.000                                  0.12
             353.000                                  0.38
             354.000                                  1.99
             355.000                                  3.14
             356.000                                  4.16
             357.000                                  7.53
             358.000                                  6.86
             359.000                                 35.80
             360.000                                 40.02
             ---------------------------------------------
             Total:                                 100.00
             ---------------------------------------------


             ---------------------------------------------
             Am WAM                                Percent
             ---------------------------------------------
             0 - 59                                  92.38
             180 - 239                                0.09
             360 >=                                   7.53
             ---------------------------------------------
             Total:                                 100.00
             ---------------------------------------------


             ---------------------------------------------
             Age                                   Percent
             ---------------------------------------------
             0                                       40.02
             1                                       35.80
             2                                        6.86
             3                                        7.53
             4                                        4.16
             5                                        3.14
             6                                        1.99
             7                                        0.38
             10                                       0.12
             ---------------------------------------------
             Total:                                 100.00
             ---------------------------------------------


             ---------------------------------------------
             States                                Percent
             ---------------------------------------------
             CA                                      29.80
             FL                                      10.91
             MD                                       7.22
             MI                                       4.28
             NV                                       6.80
             GA                                       4.08
             VA                                       6.17
             AZ                                       4.00
             IL                                       3.37
             CO                                       2.85
             Other                                   20.52
             ---------------------------------------------
             Total:                                 100.00
             ---------------------------------------------


             ---------------------------------------------
             Original LTV                          Percent
             ---------------------------------------------
             0.001 - 50.000                           6.66
             50.001 - 60.000                          7.60
             60.001 - 70.000                         13.49
             70.001 - 75.000                          6.44
             75.001 - 80.000                         59.93
             80.001 - 85.000                          0.63
             85.001 - 90.000                          2.83
             90.001 - 95.000                          2.40
             ---------------------------------------------
             Total:                                 100.00
             ---------------------------------------------


             ---------------------------------------------
             Combined LTV                          Percent
             ---------------------------------------------
             0.001 - 50.000                           5.81
             50.001 - 60.000                          7.13
             60.001 - 70.000                         11.28
             70.001 - 75.000                          5.40
             75.001 - 80.000                         18.32
             80.001 - 85.000                          1.34
             85.001 - 90.000                          8.48
             90.001 - 95.000                         10.90
             95.001 - 100.000                        31.36
             ---------------------------------------------
             Total:                                 100.00
             ---------------------------------------------


             ---------------------------------------------
             FICO                                  Percent
             ---------------------------------------------
             620.000 - 639.999                        3.30
             640.000 - 659.999                        4.05
             660.000 - 679.999                        9.77
             680.000 - 699.999                       17.97
             700.000 - 719.999                       16.01
             720.000 - 739.999                       16.45
             740.000 - 759.999                       13.82
             760.000 - 779.999                       10.98
             780.000 - 799.999                        5.48
             800.000 - 819.999                        2.08
             840.000 >=                               0.09
             ---------------------------------------------
             Total:                                 100.00
             ---------------------------------------------


             ---------------------------------------------
             PMI                                   Percent
             ---------------------------------------------
             GEMICO - GE MORTGAGE                     0.08
             MGIC MORTGAGE INSURANCE                  0.24
             OLTV <= 80 - NO MI                      94.13
             PMI-PRIMARY MORTGAGE
             INSURANCE                                0.98
             RADIAN                                   2.31
             RMIC - REPUBLIC MORTGAGE                 1.82
             TRIAD MORTGAGE INSURANCE                 0.19
             UGRIC - UNITED GUARANTY                  0.24
             ---------------------------------------------
             Total:                                 100.00
             ---------------------------------------------


             ---------------------------------------------
             Property Type                         Percent
             ---------------------------------------------
             2-4 FAMILY                               4.55
             CONDO                                    9.10
             PUD                                     26.02
             SINGLE FAMILY                           57.63
             TOWNHOUSE                                2.19
             UNKNOWN                                  0.50
             ---------------------------------------------
             Total:                                 100.00
             ---------------------------------------------


             ---------------------------------------------
             Occupancy Code                        Percent
             ---------------------------------------------
             NON OWNER                               10.30
             OWNER OCCUPIED                          84.95
             SECOND HOME                              4.75
             ---------------------------------------------
             Total:                                 100.00
             ---------------------------------------------


             ---------------------------------------------
             Purpose                               Percent
             ---------------------------------------------
             CASHOUT REFI                            33.16
             PURCHASE                                57.31
             RATE/TERM REFI                           9.53
             ---------------------------------------------
             Total:                                 100.00
             ---------------------------------------------


             ---------------------------------------------
             Documentation Type                    Percent
             ---------------------------------------------
             FULL DOC                                16.01
             LIMITED DOC                              0.04
             NO DOC                                   8.69
             NO INCOME NO ASSET                       9.41
             NO RATIO                                 8.08
             STATED INCOME                           57.77
             ---------------------------------------------
             Total:                                 100.00
             ---------------------------------------------


             ---------------------------------------------
             Interest Only                         Percent
             ---------------------------------------------
             N                                        7.62
             Y                                       92.38
             ---------------------------------------------
             Total:                                 100.00
             ---------------------------------------------


             ---------------------------------------------
             Interest Only Term                    Percent
             ---------------------------------------------
             0.000                                    7.62
             60.000                                  89.40
             120.000                                  2.99
             ---------------------------------------------
             Total:                                 100.00
             ---------------------------------------------


             ---------------------------------------------
             Silent                                Percent
             ---------------------------------------------
             N                                       51.68
             Y                                       48.32
             ---------------------------------------------
             Total:                                 100.00
             ---------------------------------------------


             ---------------------------------------------
             Prepay Flag                           Percent
             ---------------------------------------------
             N                                       77.95
             Y                                       22.05
             ---------------------------------------------
             Total:                                 100.00
             ---------------------------------------------


             ---------------------------------------------
             Prepay Term                           Percent
             ---------------------------------------------
             0                                       77.95
             12                                       0.37
             24                                       0.77
             36                                      20.91
             ---------------------------------------------
             Total:                                 100.00
             ---------------------------------------------


             ---------------------------------------------
             DTI                                   Percent
             ---------------------------------------------
             <= 0.000                                26.18
             0.001 - 10.000                           0.38
             10.001 - 20.000                          1.32
             20.001 - 30.000                         10.66
             30.001 - 40.000                         33.54
             40.001 - 50.000                         27.38
             50.001 - 60.000                          0.46
             60.001 - 70.000                          0.10
             ---------------------------------------------
             Total:                                 100.00
             ---------------------------------------------


             ---------------------------------------------
             Conforming                            Percent
             ---------------------------------------------
             CONFORMING                             100.00
             ---------------------------------------------
             Total:                                 100.00
             ---------------------------------------------


             ---------------------------------------------
             Arm Index                             Percent
             ---------------------------------------------
             1 YEAR LIBOR                            14.56
             1 YEAR TREASURY                         42.74
             6 MONTH LIBOR                           42.70
             ---------------------------------------------
             Total:                                 100.00
             ---------------------------------------------


             ---------------------------------------------
             Margins                               Percent
             ---------------------------------------------
             2.001 - 2.500                           42.21
             2.501 - 3.000                           56.39
             3.001 - 3.500                            0.31
             3.501 - 4.000                            0.22
             4.001 - 4.500                            0.06
             4.501 - 5.000                            0.80
             ---------------------------------------------
             Total:                                 100.00
             ---------------------------------------------


             ---------------------------------------------
             First Adjustment Cap                  Percent
             ---------------------------------------------
             2.000                                    2.22
             3.000                                    0.80
             5.000                                   91.29
             6.000                                    5.69
             ---------------------------------------------
             Total:                                 100.00
             ---------------------------------------------


             ---------------------------------------------
             Periodic Cap                          Percent
             ---------------------------------------------
             1.000                                   35.89
             2.000                                   64.11
             ---------------------------------------------
             Total:                                 100.00
             ---------------------------------------------




-------------------------------------------------------------------------------
This material has been prepared specifically for you by the Fixed Income Sales and Trading Department and is not the product of Fixed Income Research. This material contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discuss negotiation.
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Opinions expressed are our present opinions only, and any information or indicati contained in this material are current as of the date appearing on this material only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may be based on assumptions regarding market conditions and other mat reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Goldman Sachs shall have no liability, contingent or otherwise, to the user or to third parties, for the qual accuracy, timeliness, continued availability or completeness of the data nor for any special, indirect, incidental or consequential damages which may be incurred or experienced because of the use of the data or calculations made available herein, even if Goldman Sachs has been advised of the possibility of such damages. Certain transactions, including those involv futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned therein or derivatives t (including options). Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imp any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Financial Services Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.
-------------------------------------------------------------------------------
                          Oct 11, 2005 11:13                        Page 1 of 2

             ---------------------------------------------
             Max Rate                             Percent
             ---------------------------------------------
             9.001 - 9.500                           0.12
             9.501 - 10.000                          0.22
             10.001 - 10.500                         3.95
             10.501 - 11.000                        15.60
             11.001 - 11.500                        18.35
             11.501 - 12.000                        33.14
             12.001 - 12.500                        20.70
             12.501 - 13.000                         6.72
             13.001 - 13.500                         0.95
             13.501 - 14.000                         0.21
             14.001 - 14.500                         0.05
            ----------------------------------------------
            Total:                                 100.00
            ----------------------------------------------


            ---------------------------------------------
            Floor Rate                            Percent
            ---------------------------------------------
            2.001 - 2.500                           42.21
            2.501 - 3.000                           56.39
            3.001 - 3.500                            0.31
            3.501 - 4.000                            0.22
            4.001 - 4.500                            0.06
            4.501 - 5.000                            0.80
            ---------------------------------------------
            Total:                                 100.00
            ---------------------------------------------


            ---------------------------------------------
            Months To Roll                        Percent
            ---------------------------------------------
            50                                       0.12
            53                                       0.38
            54                                       1.99
            55                                       3.14
            56                                       4.16
            57                                       7.53
            58                                       6.86
            59                                      35.80
            60                                      39.66
            61                                       0.36
            ---------------------------------------------
            Total:                                 100.00
            ---------------------------------------------


            ---------------------------------------------
            Number of Units                       Percent
            ---------------------------------------------
            1                                       95.09
            2                                        2.76
            3                                        1.69
            4                                        0.46
            ---------------------------------------------
            Total:                                 100.00
            ---------------------------------------------


            ---------------------------------------------
            Product Type                          Percent
            ---------------------------------------------
            5 YEAR ARM                             100.00
            ---------------------------------------------
            Total:                                 100.00
            ---------------------------------------------


            ---------------------------------------------
            Originator                            Percent
            ---------------------------------------------
            INDYMAC                                100.00
            ---------------------------------------------
            Total:                                 100.00
            ---------------------------------------------


-------------------------------------------------------------------------------
This material has been prepared specifically for you by the Fixed Income Sales and Trading Department and is not the product of Fixed Income Research. This material contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discuss negotiation.
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Opinions expressed are our present opinions only, and any information or indicati contained in this material are current as of the date appearing on this material only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may be based on assumptions regarding market conditions and other mat reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Goldman Sachs shall have no liability, contingent or otherwise, to the user or to third parties, for the qual accuracy, timeliness, continued availability or completeness of the data nor for any special, indirect, incidental or consequential damages which may be incurred or experienced because of the use of the data or calculations made available herein, even if Goldman Sachs has been advised of the possibility of such damages. Certain transactions, including those involv futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned therein or derivatives t (including options). Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imp any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Financial Services Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.
-------------------------------------------------------------------------------
                          Oct 11, 2005 11:13                        Page 2 of 2

Goldman Sachs             INDX 05AR27 COLL           5 YEAR ARM NON CONFORMING
===============================================================================


             -----------------------------------------------
             Stats
             -----------------------------------------------
             Count: 187
             Schedule Balance:
             $102,300,604.00
             AverageSched Bal:
             $547,062.05
             GrossWAC: 6.067
             NetWAC: 5.692
             OTERM: 360
             RTERM: 359
             ATERM: 360
             AGE: 1
             First CAP: 4.51
             Periodic CAP: 1.68
             MAXRATE: 11.83
             MINRATE: 2.57
             MTR: 59.15
             MARGIN: 2.57
             OLTV: 73.50
             COLTV: 79.13
             FICO: 707.820
             ---------------------------------------------


             -----------------------------------------------
             Current Rate                            Percent
             -----------------------------------------------
             4.501 - 5.000                              0.68
             5.001 - 5.500                              9.54
             5.501 - 6.000                             51.98
             6.001 - 6.500                             24.58
             6.501 - 7.000                              6.91
             7.001 - 7.500                              5.30
             7.501 - 8.000                              0.48
             8.001 - 8.500                              0.52
             -----------------------------------------------
             Total:                                   100.00
             -----------------------------------------------


             -----------------------------------------------
             Scheduled Balance                       Percent
             -----------------------------------------------
             350,000.01 - 400,000.00                   11.37
             400,000.01 - 450,000.00                   13.17
             450,000.01 - 500,000.00                   19.47
             500,000.01 - 550,000.00                   10.30
             550,000.01 - 600,000.00                   13.06
             600,000.01 - 750,000.00                   12.26
             750,000.01 - 850,000.00                    3.10
             850,000.01 - 950,000.00                    5.28
             950,000.01 - 1,000,000.00                  6.75
             1,000,000.01 - 1,250,000.00                2.29
             1,250,000.01 - 1,500,000.00                1.25
             1,500,000.01 >=                            1.70
             -----------------------------------------------
             Total:                                   100.00
             -----------------------------------------------


             -----------------------------------------------
             Original Term                           Percent
             -----------------------------------------------
             360                                      100.00
             -----------------------------------------------
             Total:                                   100.00
             -----------------------------------------------


             -----------------------------------------------
             RemTerm                                 Percent
             -----------------------------------------------
             356.000                                    0.45
             357.000                                    2.98
             358.000                                    8.79
             359.000                                   57.19
             360.000                                   30.59
             -----------------------------------------------
             Total:                                   100.00
             -----------------------------------------------


             -----------------------------------------------
             Am WAM                                  Percent
             -----------------------------------------------
             0 - 59                                    84.20
             360 >=                                    15.80
             -----------------------------------------------
             Total:                                   100.00
             -----------------------------------------------


             -----------------------------------------------
             Age                                     Percent
             -----------------------------------------------
             0                                         30.59
             1                                         57.19
             2                                          8.79
             3                                          2.98
             4                                          0.45
             -----------------------------------------------
             Total:                                   100.00
             -----------------------------------------------


             -----------------------------------------------
             States                                  Percent
             -----------------------------------------------
             CA                                        56.25
             VA                                         7.89
             AZ                                         3.60
             MD                                         3.45
             NV                                         3.86
             IL                                         3.56
             FL                                         3.00
             NY                                         2.45
             MA                                         2.28
             NJ                                         1.56
             Other                                     12.10
             -----------------------------------------------
             Total:                                   100.00
             -----------------------------------------------


             -----------------------------------------------
             Original LTV                            Percent
             -----------------------------------------------
             0.001 - 50.000                             2.74
             50.001 - 60.000                           10.70
             60.001 - 70.000                           17.40
             70.001 - 75.000                           13.44
             75.001 - 80.000                           53.16
             80.001 - 85.000                            0.39
             85.001 - 90.000                            0.92
             90.001 - 95.000                            1.25
             -----------------------------------------------
             Total:                                   100.00
             -----------------------------------------------


             -----------------------------------------------
             Combined LTV                            Percent
             -----------------------------------------------
             0.001 - 50.000                             2.74
             50.001 - 60.000                            8.49
             60.001 - 70.000                           15.86
             70.001 - 75.000                           12.06
             75.001 - 80.000                           25.87
             80.001 - 85.000                            2.10
             85.001 - 90.000                            9.35
             90.001 - 95.000                           10.50
             95.001 - 100.000                          13.02
             -----------------------------------------------
             Total:                                   100.00
             -----------------------------------------------


             -----------------------------------------------
             FICO                                    Percent
             -----------------------------------------------
             620.000 - 639.999                          5.10
             640.000 - 659.999                         10.18
             660.000 - 679.999                          7.73
             680.000 - 699.999                         23.56
             700.000 - 719.999                         17.13
             720.000 - 739.999                         13.65
             740.000 - 759.999                          6.06
             760.000 - 779.999                          9.24
             780.000 - 799.999                          7.35
             -----------------------------------------------
             Total:                                   100.00
             -----------------------------------------------


             -----------------------------------------------
             PMI                                     Percent
             -----------------------------------------------
             OLTV <= 80 - NO MI                        97.44
             OLTV > 80 - NO MI                          0.39
             PMI-PRIMARY MORTGAGE INSURANCE             1.26
             RADIAN                                     0.52
             RMIC - REPUBLIC MORTGAGE                   0.39
             -----------------------------------------------
             Total:                                   100.00
             -----------------------------------------------


             -----------------------------------------------
             Property Type                           Percent
             -----------------------------------------------
             2-4 FAMILY                                 2.11
             CONDO                                      6.75
             PUD                                       19.06
             SINGLE FAMILY                             71.58
             TOWNHOUSE                                  0.49
             -----------------------------------------------
             Total:                                   100.00
             -----------------------------------------------


             -----------------------------------------------
             Occupancy Code                          Percent
             -----------------------------------------------
             NON OWNER                                  5.36
             OWNER OCCUPIED                            91.68
             SECOND HOME                                2.96
             -----------------------------------------------
             Total:                                   100.00
             -----------------------------------------------


             -----------------------------------------------
             Purpose                                 Percent
             -----------------------------------------------
             CASHOUT REFI                              29.38
             PURCHASE                                  54.95
             RATE/TERM REFI                            15.67
             -----------------------------------------------
             Total:                                   100.00
             -----------------------------------------------


             -----------------------------------------------
             Documentation Type                      Percent
             -----------------------------------------------
             FULL DOC                                  28.42
             NO DOC                                     2.98
             NO INCOME NO ASSET                         8.67
             NO RATIO                                   7.12
             STATED INCOME                             52.80
             -----------------------------------------------
             Total:                                   100.00
             -----------------------------------------------


             -----------------------------------------------
             Interest Only                           Percent
             -----------------------------------------------
             N                                         15.80
             Y                                         84.20
             -----------------------------------------------
             Total:                                   100.00
             -----------------------------------------------


             -----------------------------------------------
             Interest Only Term                      Percent
             -----------------------------------------------
             0.000                                     15.80
             60.000                                    84.20
             -----------------------------------------------
             Total:                                   100.00
             -----------------------------------------------


             -----------------------------------------------
             Silent                                  Percent
             -----------------------------------------------
             N                                         63.48
             Y                                         36.52
             -----------------------------------------------
             Total:                                   100.00
             -----------------------------------------------


             -----------------------------------------------
             Prepay Flag                             Percent
             -----------------------------------------------
             N                                         75.54
             Y                                         24.46
             -----------------------------------------------
             Total:                                   100.00
             -----------------------------------------------


             -----------------------------------------------
             Prepay Term                             Percent
             -----------------------------------------------
             0                                         75.54
             12                                         3.43
             24                                         0.63
             36                                        20.40
             -----------------------------------------------
             Total:                                   100.00
             -----------------------------------------------


             -----------------------------------------------
             DTI                                     Percent
             -----------------------------------------------
             <= 0.000                                  18.77
             0.001 - 10.000                             0.78
             10.001 - 20.000                            3.01
             20.001 - 30.000                           10.13
             30.001 - 40.000                           35.23
             40.001 - 50.000                           30.73
             50.001 - 60.000                            1.35
             -----------------------------------------------
             Total:                                   100.00
             -----------------------------------------------


             -----------------------------------------------
             Conforming                              Percent
             -----------------------------------------------
             NON CONFORMING                           100.00
             -----------------------------------------------
             Total:                                   100.00
             -----------------------------------------------


             -----------------------------------------------
             Arm Index                               Percent
             -----------------------------------------------
             1 YEAR LIBOR                              34.09
             1 YEAR TREASURY                           27.27
             6 MONTH LIBOR                             38.63
             -----------------------------------------------
             Total:                                   100.00
             -----------------------------------------------


             -----------------------------------------------
             Margins                                 Percent
             -----------------------------------------------
             2.001 - 2.500                             43.70
             2.501 - 3.000                             52.92
             3.001 - 3.500                              2.08
             3.501 - 4.000                              0.36
             4.501 - 5.000                              0.94
             -----------------------------------------------
             Total:                                   100.00
             -----------------------------------------------


             -----------------------------------------------
             First Adjustment Cap                    Percent
             -----------------------------------------------
             2.000                                     17.83
             3.000                                      0.94
             5.000                                     74.58
             6.000                                      6.64
             -----------------------------------------------
             Total:                                   100.00
             -----------------------------------------------


             -----------------------------------------------
             Periodic Cap                            Percent
             -----------------------------------------------
             1.000                                     32.05
             2.000                                     67.95
             -----------------------------------------------
             Total:                                   100.00
             -----------------------------------------------


             -----------------------------------------------
             Max Rate                                Percent
             -----------------------------------------------
             9.501 - 10.000                             0.68
             10.001 - 10.500                            2.74
             10.501 - 11.000                            6.86
             11.001 - 11.500                           13.26
             11.501 - 12.000            `              48.48
             12.001 - 12.500                           21.34
             12.501 - 13.000                            3.55
             13.001 - 13.500                            2.08
             13.501 - 14.000                            0.48
             14.001 - 14.500                            0.52
             -----------------------------------------------
             Total:                                   100.00
             -----------------------------------------------


             -----------------------------------------------
             Floor Rate                              Percent
             -----------------------------------------------
             2.001 - 2.500                             43.70
             2.501 - 3.000                             52.92
             3.001 - 3.500                              2.08
             3.501 - 4.000                              0.36
             4.501 - 5.000                              0.94
             -----------------------------------------------
             Total:                                   100.00
             -----------------------------------------------


             -----------------------------------------------
             Months To Roll                          Percent
             -----------------------------------------------
             56                                         0.45
             57                                         2.98
             58                                         8.79
             59                                        57.19
             60                                        29.75
             61                                         0.84
             -----------------------------------------------
             Total:                                   100.00
             -----------------------------------------------


             -----------------------------------------------
             Number of Units                         Percent
             -----------------------------------------------
             1                                         97.89
             2                                          1.48
             3                                          0.64
             -----------------------------------------------
             Total:                                   100.00
             -----------------------------------------------


             -----------------------------------------------
             Product Type                            Percent
             -----------------------------------------------
             5 YEAR ARM                               100.00
             -----------------------------------------------
             Total:                                   100.00
             -----------------------------------------------


-------------------------------------------------------------------------------
This material has been prepared specifically for you by the Fixed Income Sales and Trading Department and is not the product of Fixed Income Research. This material contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discuss negotiation.
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Opinions expressed are our present opinions only, and any information or indicati contained in this material are current as of the date appearing on this material only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may be based on assumptions regarding market conditions and other mat reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Goldman Sachs shall have no liability, contingent or otherwise, to the user or to third parties, for the qual accuracy, timeliness, continued availability or completeness of the data nor for any special, indirect, incidental or consequential damages which may be incurred or experienced because of the use of the data or calculations made available herein, even if Goldman Sachs has been advised of the possibility of such damages. Certain transactions, including those involv futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned therein or derivatives t (including options). Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imp any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Financial Services Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.
-------------------------------------------------------------------------------
                          Oct 11, 2005 11:13                        Page 1 of 2

             -----------------------------------------------
             Originator                              Percent
             -----------------------------------------------
             INDYMAC                                  100.00
             -----------------------------------------------
             Total:                                   100.00
             -----------------------------------------------


-------------------------------------------------------------------------------
This material has been prepared specifically for you by the Fixed Income Sales and Trading Department and is not the product of Fixed Income Research. This material contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discuss negotiation.
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Opinions expressed are our present opinions only, and any information or indicati contained in this material are current as of the date appearing on this material only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may be based on assumptions regarding market conditions and other mat reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Goldman Sachs shall have no liability, contingent or otherwise, to the user or to third parties, for the qual accuracy, timeliness, continued availability or completeness of the data nor for any special, indirect, incidental or consequential damages which may be incurred or experienced because of the use of the data or calculations made available herein, even if Goldman Sachs has been advised of the possibility of such damages. Certain transactions, including those involv futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned therein or derivatives t (including options). Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imp any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Financial Services Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.
-------------------------------------------------------------------------------
                          Oct 11, 2005 11:13                        Page 2 of 2